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                                                                   EXHIBIT 10.1


                           [Letterhead of Mellon Bank]


                                  June 30, 1999


Mr. John Vollmer
UTI Energy Corp.
16800 Greenspoint Park, Suite 225N
Houston, Texas 77060

         Re:      UTI Energy Corp., et al.

Dear John:

         This letter, when executed as provided below, shall constitute the agreement of the parties hereto with respect to the matter set forth below:

         Pursuant to that certain Amended and Restated Loan and Security Agreement between the Obligors and Mellon Bank, N.A. ("Bank") dated June 19, 1998 (as the "Loan Agreement"), Lender agreed, interalia, to extend to Borrowers certain credit facilities as further described therein.

         The Borrowers have requested and the Bank has agreed to amend the Loan Agreement as follows:

         1. Interest Coverage Ratio. Obligors will maintain an Interest Coverage Ratio of not less than (a) 4.0 to 1.0 as of the end of each fiscal quarter through the fiscal quarter ending December 31, 1998; (b) 2.7 to 1.0 as of the end of the fiscal quarter ending March 31, 1999; (c) 0.5 to 1.0 as of the end of the fiscal quarter ending June 30, 1999; and (d) 4.0 to 1.0 as of the end of each fiscal quarter thereafter. The Interest Coverage Ratio will be calculated on a rolling four (4) quarters basis for the four (4) full fiscal quarters then ended."

         In consideration for the Bank entering into this Letter Agreement, Obligors agree to pay to Bank an amendment fee equal to Five Thousand Dollars ($5,000.00). Such fee shall be fully earned and shall be due and payable upon execution of this Letter Agreement.

         Nothing contained herein shall constitute a waiver by Bank of any Obligor's compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendment of the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have such meaning as provided in the Loan Agreement.

         Nothwithstanding anything to the contrary contained herein, as a condition precedent to the amendment of the Interest Coverage Ratio provided herein, Obligors shall execute and deliver or



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provide to Bank and its counsel any and all open items in connection with (i)
the First Amendment to Loan and Security Agreement, (ii) Second Amendment to Loan and Security Agreement, (iii) the Third Amendment to Loan and Security Agreement, and (iv) all other documents executed in connection therewith, as required by the Bank or its counsel.

         Kindly indicate your acceptance of the terms of this letter by signing the space provided below:

                                         Very truly yours,

                                         MELLON BANK, N.A.

                                         By /s/ Stephen Wilus
                                            -------------------------------
                                                Stephen Wilus, Vice President

         Intending to be legally bound hereby, this letter is agreed to and accepted by the undersigned on this 30th day of June 1999.


                                       International Petroleum Services Company
                                       Suits Drilling Company
                                       UTI Drilling, L.P.
                                       Universal Well Services, Inc.
                                       UTICO Hard Rock Boring, Inc.
                                       UTI Energy Corp.


                                       By /s/ John E. Vollmer
                                          -------------------------------------
                                              John E. Vollmer
                                              Vice President


                                          UTICO, Inc.

                                          By /s/ Kenneth J. Kubacki
                                             -----------------------------------
                                                 Vice President